WILSHIRE VARIABLE INSURANCE TRUST
(the “Trust”)

Supplement dated April 10, 2009 to the Prospectus of the Socially Responsible Fund (the “Fund”) of the Trust dated December 22, 2008

This Supplement information replaces and supersedes any contrary information contained in the Prospectus.

Pursuant to an exemptive order from the Securities and Exchange Commission, Wilshire Associates Incorporated (“Wilshire”) may add or remove a sub-adviser and enter into a sub-advisory agreement without shareholder approval, as may normally be required by the Investment Company Act of 1940, as amended, upon the approval of the Board of Trustees.

Effective March 31, 2009, Wilshire hired ClearBridge Advisors, LLC (“ClearBridge”) to replace AllianceBernstein, L.P. as sub-adviser to the Socially Responsible Fund (the “Fund”).  As a result, all references to AllianceBernstein, L.P. as sub-adviser of the Fund are deleted from the Prospectus and are replaced with ClearBridge.

The following information has been added to the “SUMMARY” section in the “SOCIALLY RESPONSIBLE FUND” sub-section under “Main Investment Strategies” beginning on page 10 of the Prospectus.

Wilshire allocates the Fund’s assets between two investment strategies: an appreciation strategy and a large cap core strategy.

Currently, Wilshire has retained ClearBridge Advisors, LLC (“ClearBridge”) to manage the Socially Responsible Fund.  The basic investment philosophy of ClearBridge is described below.

Appreciation Strategy

The portfolio managers’ appreciation investment strategy consists of individual company selection and management of cash reserves. The portfolio managers look for investments among a strong core of growth and value stocks, consisting primarily of blue chip companies dominant in their industries. The Fund may also invest in companies with prospects for sustained earnings growth and/or a cyclical earnings record.

In selecting individual companies for the appreciation sleeve of the Fund’s portfolio, the portfolio managers look for the following:

·           Strong or rapidly improving balance sheets

·           Recognized industry leadership

·           Effective management teams that exhibit a desire to earn consistent returns for shareholders

In addition, the portfolio managers consider the following characteristics:

·           Past growth records

·           Future earnings prospects

·           Technological innovation

·           General market and economic factors

·           Current yield or potential for dividend growth

Generally, companies in the appreciation sleeve of the Fund’s portfolio fall into one of the following categories:

·           Undervalued companies: companies with assets or earning power that are either unrecognized or undervalued. The portfolio managers generally look for a catalyst that will unlock these values. The portfolio managers also look for companies that are expected to have unusual earnings growth or whose stocks appear likely to go up in value because of market changes in the way they do business (for example, a corporate restructuring).

·           Growth at a reasonable price: companies with superior demonstrated and expected growth characteristics whose stocks are available at a reasonable price. Typically, there is strong recurring demand for these companies’ products.

The portfolio managers adjust the amount held in cash reserves depending on the portfolio managers’ outlook for the stock market. The portfolio managers will increase the Fund’s allocation to cash when, in the portfolio managers’ opinion, market valuation levels become excessive. If the Fund holds a significant portion of its assets in cash during periods of stock market increases, that could prevent the Fund from achieving its investment objective.

 Large Cap Core Strategy

The large cap core sleeve of the Fund intends to pursue both growth and conservation of capital while generally seeking to maintain a fully-invested position in equities by selecting certain equity securities primarily for the growth opportunities they present and other equity securities primarily for the purpose of conserving capital. The portfolio managers look for companies they believe are able to increase earnings and dividends at an above-average rate and still retain enough cash to finance future growth in their businesses. The portfolio managers emphasize individual security selection while spreading the large cap core sleeve Fund’s investments among industries and sectors for broad market exposure.

The portfolio managers seek to construct an investment portfolio whose weighted average market capitalization is similar to the Standard & Poor’s 500 Index of Composite Stocks (“S&P 500 Index”). The portfolio managers use a fundamental analysis to identify high-quality companies — companies with an oligopoly or monopoly in their respective markets, a strong franchise and market share, a high return on equity and conservative accounting practices — and then consider whether the stocks are relatively over- or under-valued. The portfolio managers also look for a catalyst for stock price appreciation, such as good management, positive changes in strategy or improvement in the company’s competitive position. The portfolio managers favor companies with above-average growth in dividend yields because the portfolio managers believe this shows responsible use of capital on the part of the companies. The large cap core sleeve Fund invests for the longer term. The portfolio managers, however, continue to reappraise the Fund’s holdings, take profits or losses and raise cash to reinvest in newly emerging areas of interest, within the scope of the Fund’s large cap core investment policy.

The portfolio managers’ sell discipline is the result of the portfolio managers’ regular review of the Fund’s portfolio holdings. If a company’s fundamentals deteriorate or its business fails to meet the portfolio managers’ expectations for growth or conservation of capital, the portfolio managers evaluate the stock as a sale candidate. The portfolio managers continually assess the risk and reward profile of companies in the large cap core sleeve portfolio. The portfolio managers generally will reduce a position as risk and reward become less favorable. The portfolio managers generally will eliminate a position whose valuation becomes excessive or unsustainable. The portfolio managers may also sell a stock to substitute a similar company with a materially better risk and reward.

Once the Fund’s investment criteria have been met, ClearBridge employs its Socially Aware Investment (SAI) Program criteria to apply rigorous proactive/supportive screening guidelines to identify investments consistent with both the financial and social objectives of the portfolio and some avoidance screening.  Proactive or supportive screening examines issues such as progressive workplace practices, environmental innovation and community involvement.  Avoidance screens exclude investments in companies that have significant involvement in the manufacture of tobacco and alcohol products, the provision of gaming services, the production of nuclear power or the manufacture of weapons.  When a security that would be held in the portfolio in the underlying, unscreened investment strategy is excluded by the ESG (environmental, social, governance) integration or screening, ClearBridge invests the cash that would have been invested in that security in an alternate investment and/or allocates such cash to other investments held in the portfolio.

ClearBridge will review the Fund’s adherence to the socially aware investment guidelines on a quarterly basis.  All stocks purchased by the Fund will meet such criteria at the time of purchase.  Stocks held by the Fund may be divested prior to reaching fair value, as determined by ClearBridge, if during the quarterly review of the Fund’s investment universe, ClearBridge determines that a stock no longer meets the socially aware investment criteria.

In addition, from time to time, for temporary defensive purposes, when ClearBridge determines such a position is advisable in light of economic or market conditions, the Fund may invest a portion of its assets in cash and cash equivalents.  Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if ClearBridge determines that market conditions warrant, the Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments.  The reason for implementing a temporary defensive position is to avoid market losses.  However, if market conditions improve, this strategy may result in reducing the potential gains from a rising market, thus reducing the Fund’s ability to achieve its investment objective.

Main Risks of Investing:  The Fund only invests in companies that meet its criteria for socially responsible investing.  Because of this restriction, the investments that ClearBridge may choose from may be more limited than those of a fund that is not restricted to investing in companies that meet social criteria.  As a result, ClearBridge may pass up opportunities to buy certain securities when it is otherwise advantageous to so do or may sell certain securities when it is otherwise disadvantageous to do so.  In addition, investing in socially responsible companies may result in the Fund investing more or less in a specific sector of the economy relative to its benchmark.  Since the Fund invests most of its assets in common stocks, one of the primary risks is that the value of the stocks it holds might decrease in response to the activities of the company that issued the stock or general economic and market conditions.  More information about the risks of investing in the Fund is located in the sections entitled “More About Risks” on page 19 and “Types of Investments and Associated Risks” on page 21.  There can be no assurance that the Fund will meet its investment objective.  The Fund’s investment returns will vary, and you could lose money by investing in the Fund.

The following information supplements that contained in the “MANAGEMENT” section and “Investment Adviser” sub-section on page 26 of the Prospectus.

Information regarding the Board’s approval of the Investment Sub-Advisory Agreement with ClearBridge for the Fund will be included in the semi-annual report to shareholders dated June 30, 2009.

The following information has been added to the “MANAGEMENT” section and “Sub-Advisers” sub-section beginning on page 27 of the Prospectus.

ClearBridge

ClearBridge, 620 8th Avenue, New York, NY 10018, is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  ClearBridge provides investment management services to institutional and retail investors.  ClearBridge was formed in 2006 by Legg Mason, Inc. (“Legg Mason”) following Legg Mason’s acquisition of substantially all of the global investment management business then known as Citigroup Asset Management from Citigroup, Inc.  ClearBridge is Legg Mason’s largest equity manager, with approximately $49.9 billion in assets under management at December 31, 2008.

Senior Portfolio Managers Scott Glasser and Michael Kagan, along with Portfolio Manager Mary Jane McQuillan, head of the Environmental, Social and Governance (ESG) Research & Integration research team, are primarily responsible for managing the Socially Responsible Fund.

Mr. Glasser, Managing Director, Senior Portfolio Manager, Co-Director of Research, joined a predecessor organization in 1993 and has over 18 years of investment industry experience. Mr. Kagan, Managing Director and Senior Portfolio Manager joined a predecessor organization in 1994 and has over 23 years of investment experience.  Ms. McQuillan, Director, Portfolio Manager, Socially Aware Investments, has 12 years of investment industry experience.

The Statement of Additional Information for the Fund provides additional information about the Fund’s Portfolio Managers, including their compensation, other accounts they manage and their ownership of securities in the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS OF THE TRUST
FOR FUTURE REFERENCE.

WILSHIRE VARIABLE INSURANCE TRUST
(the “Trust”)

Supplement dated April 10, 2009 to the Statement of Additional Information (“SAI”) of the Trust dated December 22, 2008

This Supplement information replaces and supersedes any contrary information contained in the Statement of Additional Information.

Pursuant to an exemptive order from the Securities and Exchange Commission, Wilshire Associates Incorporated (“Wilshire”) may add or remove a sub-adviser and enter into a sub-advisory agreement without shareholder approval, as may normally be required by the Investment Company Act of 1940, as amended, upon the approval of the Board of Trustees.

Effective March 31, 2009, Wilshire hired ClearBridge Advisors, LLC (“ClearBridge”) to replace AllianceBernstein, L.P. as sub-adviser to the Socially Responsible Fund (the “Fund”).  As a result, all references to AllianceBernstein, L.P. as sub-adviser of the Fund are deleted from the SAI and are replaced with ClearBridge.

The following information has been added to the “ADDITIONAL INVESTMENT POLICIES” section and “SOCIALLY RESPONSIBLE FUND” sub-section on page 3 of the SAI.

The Fund may also invest in exchange-traded funds (“ETFs”) and real estate investment trusts (“REITs”).

The following information supplements the chart in the “INVESTMENT ADVISORY AGREEMENTS” section and “SUB-ADVISERS” sub-section on page 41 of the SAI.

For the services provided pursuant to the Investment Sub-Advisory Agreement, Wilshire pays ClearBridge a fee based on the Fund’s average daily net assets, computed daily and payable monthly, at an annual rate of 0.25%.

ClearBridge – Socially Responsible Fund

Scott Glasser, Michael Kagan and Mary Jane McQuillan, portfolio managers of the Fund, are primarily responsible for the day-to-day management of other registered investment companies and other pooled investment vehicles.  As of December 31, 2008, information on these other accounts is as follows:

Scott Glasser

Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	3	$5,300	0	0
Other Pooled Investment Vehicles:	1	$30	0	0
Other Accounts:	13,342	$2,100	0	0

Michael Kagan

Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	2	$1,620	0	0
Other Pooled Investment Vehicles:	2	$20	0	460
Other Accounts:	21	$0	0	0

Mary Jane McQuillan

Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	2,558	$210	0	0

Potential Conflicts of Interest

Potential conflicts of interest may arise when the Fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the Fund’s portfolio managers.

ClearBridge has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for ClearBridge and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style.  ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the manager and/or sub-adviser determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the sub-adviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the sub-adviser) and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The sub-adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the sub-adviser and its affiliates.

Portfolio Manager Compensation

ClearBridge investment professionals receive base salary, other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

ClearBridge has incentive and deferred compensation plans (the “Plans”) for its investment professionals, including the Fund’s portfolio managers and research analysts. The Plans are designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Additionally, the deferred plans are designed to retain its investment professionals and reward long-term performance.

Incentive Compensation

Investment performance is the key component in determining the final incentive award for all of ClearBridge’s investment professionals. A portfolio manager’s initial incentive award is based on the investment professional’s ongoing contribution to ClearBridge’s investment and business results and externally measured competitive pay practices for the portfolio manager’s position/experience within the firm. This award is then adjusted upward or downward based on investment performance during the most recent year over a rolling 1, 3, and 5 year time period. Product performance is ranked among a “peer group” of non-ClearBridge investment managers and the applicable product benchmark (e.g., a securities index and, with respect to the fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared).

The peer group of non-ClearBridge investment managers is defined by product style/type, vehicle type and geography and selected by independent vendors that track and provide (for a fee paid by ClearBridge) relevant peer group performance and ranking data (e.g., primarily Lipper or Callan).

The 1, 3, and 5 year performance versus benchmark and peer group approximate effective weightings are 35% for trailing 1 year performance, 50% for trailing 3 year performance, and 15% for trailing 5 year performance.

Lastly, the incentive award for an investment professional may also be adjusted by ClearBridge’s Chief Investment Officer and Chief Operating Officer based on other qualitative factors such as contribution to the firm and the development of investment staff.

For ClearBridge’s centralized research professionals, there is an annual incentive compensation plan with a combined scorecard based on portfolio manager questionnaires/surveys, stock picking performance, and contribution to the firm. The analyst’s stock picks are tracked on a formal basis through Factset and make up a portion of the analyst’s overall scorecard performance. These stock picks are measured versus their respective sector indexes.

Deferred Award

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. For portfolio managers, one-quarter of this deferral is invested in their primary managed product, one-quarter in a composite portfolio of the firm’s new products, and one-quarter in up to 14 elected proprietary ClearBridge managed funds. Consequently, portfolio managers potentially could have 50% of their deferred award amount tracking the performance of their primary managed product. The final one-quarter of the deferral is received in the form of Legg Mason restricted stock shares.

For centralized research analysts, one-half of their deferral is invested in up to 14 elected proprietary funds, while one-quarter is invested in the new product composite and the remaining one-quarter is received in the form of Legg Mason restricted stock shares.

Legg Mason then makes a company investment in the proprietary ClearBridge-managed funds equal to the deferral amounts by fund. This investment is a company asset held on the Legg Mason balance sheet and paid out to the employees in shares upon vesting over a four year deferral period.

As of December 31, 2008, the portfolio managers did not own any securities in the Fund.

The following information has been added to APPENDIX B of the SAI.

ClearBridge Advisors
Proxy Voting Policies and Procedures

ClearBridge is subject to the Proxy Voting Policies and Procedures that it has adopted to seek to ensure that it votes proxies relating to equity securities in the best interest of client accounts. The following is a brief overview of the policies.

ClearBridge votes proxies for each client account with respect to which it has been authorized or is required by law to vote proxies.  In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of the beneficial owners of the accounts it manages.  ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.  ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes.  However, such recommendations do not relieve ClearBridge of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the policies, ClearBridge generally votes in accordance with such stated position.  In the case of a proxy issue for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issue, ClearBridge considers those factors and votes on a case-by-case basis in accordance with the general principles set forth above.  In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above.  Issues for which there is a stated position set forth in the policies or for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructuring, and social and environmental issues.  The stated position on an issue set forth in the policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted.  There may be occasions when different investment teams vote differently on the same issue.  An investment team (e.g., ClearBridge SAI investment team) may adopt proxy voting policies that supplement ClearBridge’s Proxy Voting Policies and Procedures.  The SAI team maintains proxy voting guidelines to be applied to sustainability-related proposals (e.g., environmental, social or community) for SAI clients.  In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of ClearBridge’s goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.  To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or ClearBridge’s business relationships or the personal or business relationships of other Legg Mason units’ employees, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s General Counsel/Chief Compliance Officer.  ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies.

ClearBridge generally takes the position that non-ClearBridge relationships between a Legg Mason affiliate and an issuer do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer.  Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.

ClearBridge’s Proxy Committee reviews and addresses conflicts of interest.  A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.  With respect to a conflict of interest brought to its attention, the Proxy Committee first determines whether such conflict of interest is material.  A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting proxies.  If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted.  Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SAI OF THE TRUST FOR FUTURE REFERENCE